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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                   ----------


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                Date of Report (Date of Earliest Event Reported):
                                 APRIL 25, 2000


                                 --------------


                             DIGITAL RECORDERS, INC.
              (Exact name of registrant as specified in its charter)



       NORTH CAROLINA                   1-13408                56-1362926
  (State of Incorporation)       (Commission File No.)      (I.R.S. Employer
                                                            Identification No.)




                          4018 PATRIOT DRIVE, SUITE 100
                          DURHAM, NORTH CAROLINA 27703
                    (Address of principal executive offices)



                                 (919) 361-2155
               (Registrant's telephone number, including area code)


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ITEM 5.       OTHER EVENTS

              On April 25, 2000, the Board of Directors of Digital Recorders, Inc. (the "Registrant") authorized the extension of the term of its Redeemable Warrants to Purchase Common Stock (the "Warrants") sold in the Registrant's public offering in November 1994. As extended, the Warrants may be exercised at any time prior to 5:00 P.M. Eastern Time on December 29, 2000. All Warrants not exercised on or prior to such date shall expire, subject to the right of the Company to extend such date.

              All other terms of the Warrants remain unchanged.



                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      DIGITAL RECORDERS, INC.



Date:  May 10, 2000                   By:  /s/ David L. Turney
                                         --------------------------------
                                           David L. Turney
                                           Chairman of the Board, President and
                                           Chief Executive Officer







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